[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
January 31, 2001

Merrill Lynch
New Jersey Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

DEAR SHAREHOLDER

The Municipal Market Environment

During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%-3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.

The reduction in annual issuance has helped provide much of the technical support within the tax-exempt

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.

Portfolio Strategy

During the last six months, we concentrated on enhancing the Fund's dividend stream and reducing the Fund's net asset value volatility. Market price volatility was expected, as a result of substantially higher energy prices during the 2000-2001 winter season. We believed that increased energy prices would trigger an inflation scare and push interest rates higher. Rising commodity prices significantly contributed to the rapid increase in US Treasury bond yields in late September 2000.

During October 2000, we adopted a more aggressive portfolio position believing that bond yields had risen to attractive levels given the overall economic environment. We sold current coupon bonds in the 15-year-20-year maturity sector and purchased discounted issues that we believed would perform better in a declining interest rate environment. This strategy worked well in December 2000, since the Federal Reserve Board assumed a neutral stance and noted that the US economy had weakened substantially. The Federal Reserve Board's actions helped push bond yields lower by nearly 50 basis points in late December 2000 and early January 2001. In mid-January 2001, we adopted a more market neutral position. We believed that interest rates had declined to a point consistent with current economic conditions. We look to maintain this neutral position until there are signs of additional economic weakness to justify lower interest rates or until interest rates rise to a level that threatens to retard US economic growth.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch New Jersey Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Roberto Roffo

Roberto Roffo
Vice President and Portfolio Manager

March 8, 2001


2
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Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

PROXY RESULTS

During the six-month period ended January 31, 2001, Merrill Lynch New Jersey Municipal Bond Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------------------
                                                                                     Shares Voted    Shares Withheld
                                                                                          For          From Voting
---------------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Trustees:        Terry K. Glenn                        11,806,380         57,737
                                                 James H. Bodurtha                     11,806,380         57,737
                                                 Herbert I. London                     11,806,380         57,737
                                                 Joseph L. May                         11,803,524         60,593
                                                 Andre F. Perold                       11,806,380         57,737
                                                 Roberta Cooper Ramo                   11,806,380         57,737

---------------------------------------------------------------------------------------------------------------------------
                                                                             Shares Voted     Shares Voted     Shares Voted
                                                                                  For            Against          Abstain
---------------------------------------------------------------------------------------------------------------------------
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                           11,792,079          40,685           31,353
---------------------------------------------------------------------------------------------------------------------------
3. To approve an amendment to the Fund's charter permitting the Board
   to convert the Fund to "master/feeder" structure.                           11,474,065         220,207          169,845
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/00                             +11.34%             +6.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                           + 4.43              +3.58
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                            + 6.21              +5.77
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                     % Return         % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/00                                 +10.89%          +6.89%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                               + 3.92           +3.92
--------------------------------------------------------------------------------
Ten Years Ended 12/31/00                                + 5.68           +5.68
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                     % Return         % Return
                                                    Without CDSC     With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/00                                 +10.67%          +9.67%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                               + 3.80           +3.80
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/00                                        + 5.21           +5.21
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/00                             +11.22%             +6.78%
--------------------------------------------------------------------------------
Five Years Ended 12/31/00                           + 4.34              +3.50
--------------------------------------------------------------------------------
Inception (10/21/94)
through 12/31/00                                    + 5.76              +5.07
--------------------------------------------------------------------------------

*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Recent Performance Results*

                                                                 6 Month        12 Month      Since Inception  Standardized
As of January 31, 2001                                        Total Return    Total Return     Total Return    30-Day Yield
===========================================================================================================================
ML New Jersey Municipal Bond Fund Class A Shares                 +6.63%             +14.06%      +91.93%          3.89%
---------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class B Shares                 +6.36              +13.49       +82.07           3.54
---------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class C Shares                 +6.30              +13.49       +38.20           3.44
---------------------------------------------------------------------------------------------------------------------------
ML New Jersey Municipal Bond Fund Class D Shares                 +6.57              +14.06       +42.82           3.79
===========================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception dates are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P         Moody's      Face
Ratings     Ratings      Amount                                    Issue                                                       Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey--93.5%
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa          $ 3,000    Cape May County, New Jersey, Industrial Pollution Control Financing Authority
                                    Revenue Bonds (Atlantic City Electric Company Project), AMT, Series A,
                                    7.20% due 11/01/2029 (e)                                                                 $ 3,336
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa              645    Edison Township, New Jersey, Board of Education, COP, 4.75% due 12/15/2018 (d)               625
------------------------------------------------------------------------------------------------------------------------------------
                                    Evesham, New Jersey, Municipal Utilities Authority, Revenue Refunding Bonds,
                                    Series A (e):
NR*         Aaa              635       5.50% due 7/01/2004                                                                       672
NR*         Aaa            1,575       5.50% due 7/01/2008                                                                     1,720
NR*         Aaa            1,660       6% due 7/01/2009                                                                        1,875
NR*         Aaa            1,155       6.125% due 7/01/2010                                                                    1,326
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey EDA, Natural Gas Facilities Revenue Bonds, VRDN, AMT (a)(h):
A1+c        VMIG1+           100       (NUI Corporation Project), Series A, 4.25% due 6/01/2026                                  100
A1+c        VMIG1+         2,000       (New Jersey Natural Gas Co. Project), Series C, 4.20% due 4/01/2033                     2,000
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (New Jersey
                                    Natural Gas Co. Project), VRDN, Series A (a)(h):
A1+c        VMIG1+           145       4.10% due 1/01/2028                                                                       145
A1+c        VMIG1+           900       AMT, 4.85% due 8/01/2030                                                                  900
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey EDA, Revenue Bonds (Transportation Project), Sub-Lease (d):
AAA         Aaa            2,000       Series A, 6% due 5/01/2016                                                              2,176
AAA         Aaa            6,250       Series B, 5.75% due 5/01/2010                                                           6,965
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey EDA, Revenue Refunding Bonds:
A+          NR*              450       (Health Village 96 Project), 6% due 5/01/2006 (f)                                         494
AAA         Aaa            2,500       (RWJ Health Care Corporation), 6.50% due 7/01/2024 (d)                                  2,735
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project):
BB          Ba2            5,025       6.40% due 9/15/2023                                                                     4,761
BB          Ba2            1,000       AMT, 6.25% due 9/15/2029                                                                  924
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            5,000    New Jersey EDA, State Lease Revenue Bonds (State Office Buildings Projects),
                                    6.25% due 6/15/2020 (a)                                                                    5,570
------------------------------------------------------------------------------------------------------------------------------------
A1+c        VMIG1+         2,300    New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                                    New Jersey Inc. Project), VRDN, Series A, 4.80% due 11/01/2026 (a)(h)                      2,300
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
EDA      Economic Development Authority
GO       General Obligation Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
VRDN     Variable Rate Demand Notes

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

S&P         Moody's      Face
Ratings     Ratings      Amount                                    Issue                                                       Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (continued)
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
AAA         Aaa          $     5       (Barnert Hospital), 4.75% due 8/01/2019 (c)(e)                                        $     5
BBB-        Baa3           1,500       (Trinitas Hospital Obligation Group), 7.40% due 7/01/2020                               1,517
AAA         Aaa            3,750       (Virtua Health Issue), 4.50% due 7/01/2028 (d)                                          3,327
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey State Educational Facilities Authority Revenue Bonds:
NR*         Baa3           1,750       (Bloomfield College), Series A, 6.85% due 7/01/2030                                     1,809
AA          Aa2            7,175       (Higher Education Capital Improvement), Series B, 5.75% due 9/01/2011                   8,084
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
AA+         Aaa              230       (Institute of Advanced Study), Series F, 5% due 7/01/2021                                 228
AAA         Aaa            1,000       (Seton Hall University Project), 5% due 7/01/2018 (a)                                   1,003
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            2,795    New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                    Bonds, AMT, Series M, 7% due 10/01/2026 (e)                                                2,962
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            5,000    New Jersey State Transit Corporation, COP (Federal Transit Administration
                                    Grants), Series A, 6.125% due 9/15/2014 (a)                                                5,579
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa           14,700    New Jersey State Transportation Trust Fund Authority, Revenue Refunding Bonds,
                                    RITR, Series RI, 7.145% due 6/15/2014 (e)(g)                                              16,590
------------------------------------------------------------------------------------------------------------------------------------
                                    New Jersey State Transportation Trust Fund Authority, Transportation System Revenue
                                    Bonds, Series A:
AA          Aa2            3,800       5% due 6/15/2017                                                                        3,815
AAA         Aaa            2,500       5% due 6/15/2018 (d)                                                                    2,506
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            2,500    New Jersey State Transportation Trust Fund Authority, Transportation System
                                    Revenue Refunding Bonds, Series B, 6.50% due 6/15/2010 (e)                                 2,942
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            5,000    New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A,
                                    5.75% due 1/01/2010 (e)                                                                    5,556
------------------------------------------------------------------------------------------------------------------------------------
AAA         NR*            1,950    Pleasantville, New Jersey, School District, GO, 5% due 2/15/2020 (e)                       1,943
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            5,000    Salem County, New Jersey, Industrial Pollution Control Financing Authority
                                    Revenue Refunding Bonds (Atlantic City Electric Company), 6.15% due 6/01/2029 (d)          5,407
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            1,215    South Brunswick Township, New Jersey, Board of Education, GO,
                                    6.40% due 8/01/2005 (b)(f)                                                                 1,344
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            2,000    South Jersey Port Corporation, New Jersey, Revenue Refunding Bonds (Marine
                                    Terminal), Series J, 5% due 1/01/2020 (e)                                                  1,985
------------------------------------------------------------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P         Moody's      Face
Ratings     Ratings      Amount                                    Issue                                                       Value
------------------------------------------------------------------------------------------------------------------------------------
New Jersey (concluded)
------------------------------------------------------------------------------------------------------------------------------------
BBB-        NR*          $ 1,040    South Jersey Transportation Authority, New Jersey, Lease Revenue Bonds (Raytheon
                                    Aircraft Service, Inc. Project), AMT, 6.15% due 1/01/2022                               $    994
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            3,705    South Jersey Transportation Authority, New Jersey, Transportation System
                                    Revenue Refunding Bonds, 5% due 11/01/2018 (a)                                             3,717
------------------------------------------------------------------------------------------------------------------------------------
                                    Union County, New Jersey, Utilities Authority, Revenue Refunding Bonds:
AA+         Aaa              500       County Deficiency, Series C-2, 5% due 6/15/2028                                           488
AAA         Aaa            1,000       Senior Lease (Ogden Martin System of Union), AMT, Series A, 5% due 6/01/2015 (a)        1,010
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            2,140    Wall Township, New Jersey, School District, GO, 4.50% due 7/15/2017 (d)                    2,027
------------------------------------------------------------------------------------------------------------------------------------
AAA         Aaa            1,500    West Windsor-Plainsboro, New Jersey, Regional School District, GO, Refunding,
                                    4.75% due 9/15/2014 (b)                                                                    1,513
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
New York--3.7%
------------------------------------------------------------------------------------------------------------------------------------
AA-         A1             3,250    Port Authority of New York and New Jersey, Consolidated Revenue Refunding
                                    Bonds, 72nd Series, 7.35% due 10/01/2027                                                   3,474
------------------------------------------------------------------------------------------------------------------------------------
NR*         Aaa            1,000    Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                                    (JFK International Air Terminal LLC), RIB, AMT, Series 157, 6.74% due 12/01/2022 (e)(g)    1,104
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$114,140)--97.2%                                                                                    119,553

Other Assets Less Liabilities--2.8%                                                                                            3,498
                                                                                                                            --------
Net Assets--100.0%                                                                                                          $123,051
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   MBIA Insured.
(f)   Prerefunded.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
*     Not Rated.
+     Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2001
Assets:            Investments, at value (identified cost--$114,139,771).......................                      $119,552,848
                   Cash .......................................................................                           127,187
                   Receivables:
                      Securities sold..........................................................   $ 2,197,261
                      Interest.................................................................     1,287,530
                      Beneficial interest sold.................................................       288,311           3,773,102
                                                                                                  -----------
                   Prepaid registration fees and other assets .................................                            12,451
                                                                                                                     ------------
                   Total assets................................................................                       123,465,588
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                      Dividends to shareholders................................................       125,673
                      Beneficial interest redeemed.............................................       109,833
                      Investment adviser.......................................................        55,660
                      Distributor..............................................................        37,461             328,627
                                                                                                  -----------
                   Accrued expenses............................................................                            85,792
                                                                                                                     ------------
                   Total liabilities...........................................................                           414,419
                                                                                                                     ------------
---------------------------------------------------------------------------------------------------------------------------------
Net Assets:        Net assets..................................................................                      $123,051,169
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:        shares authorized...........................................................                      $    235,798
                   Class B Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized...........................................................                           762,595
                   Class C Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized...........................................................                            79,637
                   Class D Shares of beneficial interest, $.10 par value, unlimited number of
                   shares authorized...........................................................                           111,547
                   Paid-in capital in excess of par............................................                       126,355,458
                   Accumulated realized capital losses on investments--net.....................                        (7,297,986)
                   Accumulated distributions in excess of realized capital gains
                   on investments--net.........................................................                        (2,608,957)
                   Unrealized appreciation on investments--net.................................                         5,413,077
                                                                                                                     ------------
                   Net assets..................................................................                      $123,051,169
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $24,389,807 and 2,357,980 shares
                   of beneficial interest outstanding..........................................                      $      10.34
                                                                                                                     ============
                   Class B--Based on net assets of $78,882,039 and 7,625,949 shares
                   of beneficial interest outstanding..........................................                      $      10.34
                                                                                                                     ============
                   Class C--Based on net assets of $8,235,088 and 796,371 shares
                   of beneficial interest outstanding..........................................                      $      10.34
                                                                                                                     ============
                   Class D--Based on net assets of $11,544,235 and 1,115,473 shares
                   of beneficial interest outstanding..........................................                      $      10.35
                                                                                                                     ============
---------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

Statement of Operations

                                                                                             For the Six Months Ended
                                                                                                     January 31, 2001
---------------------------------------------------------------------------------------------------------------------
Investment Income:      Interest and amortization of premium and discount earned .......                   $3,413,736
---------------------------------------------------------------------------------------------------------------------
Expenses:               Investment advisory fees .......................................   $ 340,677
                        Account maintenance and distribution fees--Class B .............     204,078
                        Accounting services ............................................      43,720
                        Professional fees ..............................................      36,526
                        Printing and shareholder reports ...............................      24,861
                        Account maintenance and distribution fees--Class C .............      23,559
                        Transfer agent fees--Class B ...................................      17,755
                        Trustees' fees and expenses ....................................       5,137
                        Account maintenance fees--Class D ..............................       4,816
                        Transfer agent fees--Class A ...................................       4,282
                        Pricing fees ...................................................       3,365
                        Custodian fees .................................................       3,236
                        Transfer agent fees--Class D ...................................       1,667
                        Registration fees ..............................................       1,633
                        Transfer agent fees--Class C ...................................       1,626
                        Other ..........................................................       3,433
                                                                                           ---------
                        Total expenses .................................................                      720,371
                                                                                                           ----------
                        Investment income--net .........................................                    2,693,365
---------------------------------------------------------------------------------------------------------------------
Realized &              Realized gain on investments--net ..............................                      110,828
Unrealized Gain on      Change in unrealized appreciation on investments--net ..........                    4,835,232
Investments--Net:                                                                                          ----------
                        Net Increase in Net Assets Resulting from Operations ..........                    $7,639,425
                                                                                                           ==========
---------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

Statements of Changes in Net Assets

                                                                                              For the Six           For the
                                                                                             Months Ended         Year Ended
                                                                                              January 31,          July 31,
Increase (Decrease) in Net Assets:                                                               2001                2000
------------------------------------------------------------------------------------------------------------------------------
Operations:             Investment income--net ........................................     $  2,693,365         $  6,429,960
                        Realized gain (loss) on investments--net ......................          110,828           (8,059,340)
                        Change in unrealized appreciation on investments--net..........        4,835,232              274,832
                                                                                            ------------         ------------
                        Net increase (decrease) in net assets resulting from
                        operations.....................................................        7,639,425           (1,354,548)
                                                                                            ------------         ------------
------------------------------------------------------------------------------------------------------------------------------
Dividends &             Investment income--net:
Distributions to          Class A.....................................................          (585,688)          (1,306,374)
Shareholders:             Class B.....................................................        (1,723,308)          (4,321,238)
                          Class C.....................................................          (161,832)            (386,387)
                          Class D.....................................................          (222,537)            (415,961)
                        In excess of realized gain on investments--net:
                          Class A.....................................................                --             (485,989)
                          Class B.....................................................                --           (1,793,327)
                          Class C.....................................................                --             (168,955)
                          Class D.....................................................                --             (160,686)
                                                                                            ------------         ------------
                        Net decrease in net assets resulting from dividends and
                        distributions to shareholders.................................        (2,693,365)          (9,038,917)
                                                                                            ------------         ------------
------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest     Net decrease in net assets derived from beneficial
Transactions:           interest transactions.........................................        (7,368,501)         (27,887,691)
                                                                                            ------------         ------------
------------------------------------------------------------------------------------------------------------------------------
Net Assets:             Total decrease in net assets..................................        (2,422,441)         (38,281,156)
                        Beginning of period...........................................       125,473,610          163,754,766
                                                                                            ------------         ------------
                        End of period.................................................      $123,051,169         $125,473,610
                                                                                            ============         ============
------------------------------------------------------------------------------------------------------------------------------

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

Financial Highlights

                                                                                                Class A
                                                              ----------------------------------------------------------------------
                                                               For the
The following per share data and ratios have been derived     Six Months
from information provided in the financial statements.          Ended                    For the Year Ended July 31,
                                                               Jan. 31,     --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                          2001           2000           1999           1998           1997
------------------------------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of period ...   $   9.93      $    10.60     $    11.16     $    11.15     $    10.69
Operating                                                     --------      ----------     ----------     ----------     ----------
Performance:       Investment income--net .................        .24             .50            .52            .58            .57
                   Realized and unrealized gain (loss) on
                   investments--net .......................        .41            (.49)          (.34)           .02            .46
                                                              --------      ----------     ----------     ----------     ----------
                   Total from investment operations .......        .65             .01            .18            .60           1.03
                                                              --------      ----------     ----------     ----------     ----------
                   Less dividends and distributions:
                      Investment income--net ..............       (.24)           (.50)          (.52)          (.58)          (.57)
                      Realized gain on investments--net ...         --              --           (.22)            --             --
                      In excess of realized gain on
                      investments--net ....................         --            (.18)            --           (.01)            --
                                                              --------      ----------     ----------     ----------     ----------
                   Total dividends and distributions ......       (.24)           (.68)          (.74)          (.59)          (.57)
                                                              --------      ----------     ----------     ----------     ----------
                   Net asset value, end of period .........   $  10.34      $     9.93     $    10.60     $    11.16     $    11.15
                                                              ========      ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share .....      6.63%+           .42%          1.50%          5.51%          9.95%
Return:**                                                     ========      ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
Ratios to          Expenses ...............................       .78%*           .72%           .75%           .69%           .70%
Average                                                       ========      ==========     ==========     ==========     ==========
Net Assets:        Investment income--net .................      4.73%*          5.07%          4.71%          5.17%          5.29%
                                                              ========      ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of period (in thousands)   $ 24,390      $   24,742     $   30,480     $   32,571     $   39,343
Data:                                                         ========      ==========     ==========     ==========     ==========
                   Portfolio turnover .....................     17.92%          83.48%        120.46%         57.00%         54.02%
                                                              ========      ==========     ==========     ==========     ==========
------------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

Financial Highlights (continued)

                                                                                                  Class B
                                                               ------------------------------------------------------------------
                                                                   For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.              Ended                  For the Year Ended July 31,
                                                                  Jan. 31,   ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001         2000          1999         1998          1997
--------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...   $    9.93     $   10.60    $    11.16     $   11.15     $   10.69
Operating                                                      ---------     ---------    ----------     ---------     ---------
Performance:        Investment income--net .................         .21           .45           .46           .52           .52
                    Realized and unrealized gain (loss) on
                    investments--net .......................         .41          (.49)         (.34)          .02           .46
                                                               ---------     ---------    ----------     ---------     ---------
                    Total from investment operations .......         .62          (.04)          .12           .54           .98
                                                               ---------     ---------    ----------     ---------     ---------
                    Less dividends and distributions:
                      Investment income--net ...............        (.21)         (.45)         (.46)         (.52)         (.52)
                      Realized gain on investments--net ....          --            --          (.22)           --            --
                      In excess of realized gain on
                      investments--net .....................          --          (.18)           --          (.01)           --
                                                               ---------     ---------    ----------     ---------     ---------
                    Total dividends and distributions ......        (.21)         (.63)         (.68)         (.53)         (.52)
                                                               ---------     ---------    ----------     ---------     ---------
                    Net asset value, end of period .........   $   10.34     $    9.93    $    10.60     $   11.16     $   11.15
                                                               =========     =========    ==========     =========     =========
--------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .....       6.36%+        (.08%)         .99%         4.98%         9.39%
Return:**                                                      =========     =========    ==========     =========     =========
--------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ...............................       1.29%*        1.23%         1.26%         1.20%         1.21%
Average                                                        =========     =========    ==========     =========     =========
Net Assets:         Investment income--net .................       4.22%*        4.56%         4.21%         4.66%         4.78%
                                                               =========     =========    ==========     =========     =========
--------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)   $  78,882     $  85,195    $  113,869     $ 126,606     $ 137,485
Data:                                                          =========     =========    ==========     =========     =========
                    Portfolio turnover .....................      17.92%        83.48%       120.46%        57.00%        54.02%
                                                               =========     =========    ==========     =========     =========
--------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

Financial Highlights (continued)

                                                                                                Class C
                                                                 ------------------------------------------------------------------

                                                                  For the
The following per share data and ratios have been derived        Six Months
from information provided in the financial statements.             Ended                    For the Year Ended July 31,
                                                                  Jan. 31,      ---------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2001          2000          1999           1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
Per Share             Net asset value, beginning of period ...   $    9.93      $   10.60     $   11.16     $   11.14     $   10.69
Operating                                                        ---------      ---------     ---------     ---------     ---------
Performance:          Investment income--net .................         .21            .44           .45           .51           .50
                      Realized and unrealized gain (loss) on
                      investments--net .......................         .41           (.49)         (.34)          .03           .45
                                                                 ---------      ---------     ---------     ---------     ---------
                      Total from investment operations .......         .62           (.05)          .11           .54           .95

                      Less dividends and distributions:          ---------      ---------     ---------     ---------     ---------
                        Investment income--net ...............        (.21)          (.44)         (.45)         (.51)         (.50)
                        Realized gain on investments--net ....          --             --          (.22)           --            --
                        In excess of realized gain on
                        investments--net .....................          --           (.18)           --          (.01)           --
                                                                 ---------      ---------     ---------     ---------     ---------
                      Total dividends and distributions ......        (.21)          (.62)         (.67)         (.52)         (.50)
                                                                 ---------      ---------     ---------     ---------     ---------
                      Net asset value, end of period .........   $   10.34      $    9.93     $   10.60     $   11.16     $   11.14
                                                                 =========      =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment      Based on net asset value per share .....       6.30%+         (.18%)         .89%         4.96%         9.18%
Return:**                                                        =========      =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to             Expenses ...............................       1.39%*         1.33%         1.36%         1.30%         1.31%
Average                                                          =========      =========     =========     =========     =========
Net Assets:           Investment income--net .................       4.12%*         4.46%         4.09%         4.56%         4.68%
                                                                 =========      =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental          Net assets, end of period (in thousands)   $   8,235      $   8,121     $   9,585     $   7,252     $   5,088
Data:                                                            =========      =========     =========     =========     =========
                      Portfolio turnover .....................      17.92%         83.48%       120.46%        57.00%        54.02%
                                                                 =========      =========     =========     =========     =========
-----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                Class D
                                                               --------------------------------------------------------------------
                                                                 For the
The following per share data and ratios have been derived      Six Months
from information provided in the financial statements.            Ended                   For the Year Ended July 31,
                                                                Jan. 31,       ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                           2001             2000          1999         1998           1997
-----------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period ...   $     9.94      $    10.60    $    11.17    $    11.15    $    10.70
Operating                                                      ----------      ----------    ----------    ----------    ----------
Performance:        Investment income--net .................          .24             .49           .51           .57           .56
                    Realized and unrealized gain (loss) on
                    investments--net .......................          .41            (.48)         (.35)          .03           .45
                                                               ----------      ----------    ----------    ----------    ----------
                    Total from investment operations .......          .65             .01           .16           .60          1.01
                                                               ----------      ----------    ----------    ----------    ----------
                    Less dividends and distributions:
                      Investment income--net ...............         (.24)           (.49)         (.51)         (.57)         (.56)
                      Realized gain on investments--net ....           --              --          (.22)           --            --
                      In excess of realized gain on
                      investments--net .....................           --            (.18)           --          (.01)           --
                                                               ----------      ----------    ----------    ----------    ----------
                    Total dividends and distributions ......         (.24)           (.67)         (.73)         (.58)         (.56)
                                                               ----------      ----------    ----------    ----------    ----------
                    Net asset value, end of period .........   $    10.35      $     9.94    $    10.60    $    11.17    $    11.15
                                                               ==========      ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share .....        6.57%+           .42%         1.31%         5.50%         9.73%
Return:**                                                      ==========      ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to           Expenses ...............................         .88%*           .82%          .85%          .79%          .80%
Average                                                        ==========      ==========    ==========    ==========    ==========
Net Assets:         Investment income--net .................        4.62%*          4.97%         4.60%         5.07%         5.19%
                                                               ==========      ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of period (in thousands)   $   11,544      $    7,416    $    9,821    $    7,468    $    4,625
Data:                                                          ==========      ==========    ==========    ==========    ==========
                    Portfolio turnover .....................       17.92%          83.48%       120.46%        57.00%        54.02%
                                                               ==========      ==========    ==========    ==========    ==========
-----------------------------------------------------------------------------------------------------------------------------------

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                Account          Distribution
                                            Maintenance Fee           Fee
--------------------------------------------------------------------------------
Class B ................................         .25%                .25%
Class C ................................         .25%                .35%
Class D ................................         .10%                 --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                   FAMD             MLPF&S
--------------------------------------------------------------------------------
Class A ......................................     $385             $2,515
Class D ......................................     $ 91             $1,288
--------------------------------------------------------------------------------

For the six months ended January 31, 2001, MLPF&S received contingent deferred sales charges of $50,882 relating to transactions in Class B Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $36,451 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $20,462,791 and $26,269,077, respectively.

Net realized gains for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:

--------------------------------------------------------------------------------
                                               Realized            Unrealized
                                                 Gains               Gains
--------------------------------------------------------------------------------
Long-term investments ......................   $ 110,828           $ 5,413,077
                                               ---------           -----------
Total ......................................   $ 110,828           $ 5,413,077
                                               =========           ===========
--------------------------------------------------------------------------------

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $5,413,077, of which $5,590,861 related to appreciated securities and $177,784 related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $114,139,771.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $7,368,501 and $27,887,691 for the six months ended January 31, 2001 and the year ended July 31, 2000.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                        Dollar
Ended January 31, 2001                              Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            77,829         $    791,288
Shares issued to share-
holders in reinvestment
of dividends ...........................            22,391              225,828
                                               -----------         ------------
Total issued ...........................           100,220            1,017,116
Shares redeemed ........................          (233,414)          (2,376,884)
                                               -----------         ------------
Net decrease ...........................          (133,194)        $ (1,359,768)
                                               ===========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                              Dollar
Ended July 31, 2000                                 Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           129,595         $  1,279,077
Shares issued to share-
holders in reinvestment of
dividends and distributions ............            91,922              900,933
                                               -----------         ------------
Total issued ...........................           221,517            2,180,010
Shares redeemed ........................          (606,222)          (6,040,271)
                                               -----------         ------------
Net decrease ...........................          (384,705)        $ (3,860,261)
                                               ===========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                        Dollar
Ended January 31, 2001                              Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           503,000         $  5,118,411
Shares issued to share-
holders in reinvestment
of dividends ...........................            82,612              833,418
                                               -----------         ------------
Total issued ...........................           585,612            5,951,829
Automatic conversion
of shares ..............................          (455,020)          (4,612,724)
Shares redeemed ........................        (1,082,364)         (10,890,215)
                                               -----------         ------------
Net decrease ...........................          (951,772)        $ (9,551,110)
                                               ===========         ============
--------------------------------------------------------------------------------

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Year                                              Dollar
Ended July 31, 2000                                 Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           614,163         $  6,057,070
Shares issued to share-
holders in reinvestment of
dividends and distributions ............           309,568            3,034,718
                                               -----------         ------------
Total issued ...........................           923,731            9,091,788
Automatic conversion
of shares ..............................           (25,438)            (249,189)
Shares redeemed ........................        (3,064,063)         (30,286,490)
                                               -----------         ------------
Net decrease ...........................        (2,165,770)        $(21,443,891)
                                               ===========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                        Dollar
Ended January 31, 2001                              Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            47,189         $    483,995
Shares issued to share-
holders in reinvestment
of dividends ...........................            11,143              112,485
                                               -----------         ------------
Total issued ...........................            58,332              596,480
Shares redeemed ........................           (79,904)            (798,345)
                                               -----------         ------------
Net decrease ...........................           (21,572)        $   (201,865)
                                               ===========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                              Dollar
Ended July 31, 2000                                 Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................           141,448         $  1,417,052
Shares issued to share-
holders in reinvestment of
dividends and distributions ............            38,391              376,281
                                               -----------         ------------
Total issued ...........................           179,839            1,793,333
Shares redeemed ........................          (266,564)          (2,625,039)
                                               -----------         ------------
Net decrease ...........................           (86,725)        $   (831,706)
                                               ===========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                        Dollar
Ended January 31, 2001                              Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            22,796         $    228,914
Automatic conversion
of shares ..............................           454,685            4,612,724
Shares issued to share-
holders in reinvestment
of dividends ...........................             9,621               97,351
                                               -----------         ------------
Total issued ...........................           487,102            4,938,989
Shares redeemed ........................          (117,910)          (1,194,747)
                                               -----------         ------------
Net increase ...........................           369,192         $  3,744,242
                                               ===========         ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                              Dollar
Ended July 31, 2000                                 Shares               Amount
--------------------------------------------------------------------------------
Shares sold ............................            89,121         $    895,721
Automatic conversion of
shares .................................            25,420              249,189
Shares issued to share-
holders in reinvestment of
dividends and distributions ............            26,110              256,318
                                               -----------         ------------
Total issued ...........................           140,651            1,401,228
Shares redeemed ........................          (320,529)          (3,153,061)
                                               -----------         ------------
Net decrease ...........................          (179,878)        $ (1,751,833)
                                               ===========         ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended January 31, 2001.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $2,727,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch New Jersey Municipal Bond Fund                    January 31, 2001

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Trustee of Merrill Lynch New Jersey Municipal Bond Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch Investment Managers

                                                               [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

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